UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

Atlas Energy Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41640	88-0523830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 W. Courtyard Drive Suite 500
Austin, Texas		78730
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 220-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	AESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 31, 2023, Atlas Energy Solutions Inc. (the “Company”) issued a press release providing information regarding earnings for the quarter ended June 30, 2023. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2. of Form 8-K, the information contained in this Item 2.02 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

No Offer or Solicitation

This communication relates to the Up-C simplification transaction (the “Up-C Simplification”) between the Company and New Atlas

HoldCo Inc., a Delaware corporation (“New Atlas”). This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Up-C Simplification or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Important Additional Information

In connection with the Up-C Simplification, New Atlas will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include an information statement of the Company and a prospectus of New Atlas. The

Company and New Atlas may also file other documents with the SEC regarding the Up-C Simplification. After the registration statement has been declared effective by the SEC, a definitive information statement/prospectus will be mailed to the shareholders of the Company. This document is not a substitute for the registration statement and information statement/prospectus that will be filed with the SEC or any other documents that the Company or New Atlas may file with the SEC or send to shareholders of the Company in connection with the Up-C Simplification.

INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE UP C SIMPLIFICATION AND RELATED MATTERS.

Investors and shareholders will be able to obtain free copies of the registration statement and the information statement/prospectus

(when available) and all other documents filed or that will be filed with the SEC by the Company or New Atlas, through the website maintained by the SEC at www.sec.gov. These documents (when they are available) can also be obtained free of charge from the

Company or New Atlas by directing a written request to Atlas Energy Solutions Inc., 5918 W. Courtyard Drive, Suite 500, Austin,

Texas 78730, Attention: Investor Relations, Telephone: 512-220-1200.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Atlas Energy Solutions Inc., dated July 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 31, 2023	By:	/s/ John Turner
Name: John Turner Title: President and Chief Financial Officer